Trade and other payables	12 Months Ended
Dec. 31, 2020
Trade and other payables
Trade and other payables

20 Trade and other payables

	2020	2019	2018
	$m	$m	$m
Current liabilities
Trade payables	2,350	1,774	1,720
Value-added and payroll taxes and social security	390	323	204
Rebates, chargebacks, returns and other revenue accruals	4,772	4,410	4,043
Clinical trial accruals	699	736	993
Other accruals	3,905	4,026	3,951
Collaboration Revenue contract liabilities	12	28	92
Vaccine contract liabilities	1,616	–	–
Deferred government grant income	253	–	–
Contingent consideration	647	897	867
Other payables	1,141	1,793	971
Total	15,785	13,987	12,841
Non-current liabilities
Accruals	56	34	7
Collaboration Revenue contract liabilities	38	50	78
Contingent consideration	2,676	3,242	4,239
Acerta Pharma put option liability (Note 26)	2,297	2,146	1,838
Other payables	1,017	819	608
Total	6,084	6,291	6,770

Included within Rebates, chargebacks, returns and other revenue accruals are contract liabilities of $77m (2019:  $97m;  2018: $126m). The revenue recognised in the year for contract liabilities is $101m, comprising $73m relating to other revenue accruals and $28m Collaboration Revenue contract liabilities. The most significant market where Rebates, chargebacks, returns and other revenue accruals are seen relates to the US where the liability at 31 December 2020 amounted to $3,126m (2019:  $3,385m; 2018:  $3,266m).

Trade payables includes $248m (2019:  $492m; 2018:  $166m) due to suppliers that have signed up to a supply chain financing programme, under which the suppliers can elect on an invoice-by-invoice basis to receive a discounted early payment from the partner bank rather than being paid in line with the agreed payment terms. If the option is taken, the Group’s liability is assigned by the supplier to be due to the partner bank rather than the supplier. The value of the liability payable by the Group remains unchanged. The Group assesses the arrangement against indicators to assess if debts which vendors have sold to the funder under the supplier financing scheme continue to meet the definition of trade payables or should be classified as borrowings. At 31 December 2020, the payables met the criteria of Trade payables.

Vaccine contract liabilities relate to amounts received from customers, primarily government bodies, in advance of supply of product. Substantially all of the vaccine contract liabilities are expected to be recognised as revenue during the next financial year.

Deferred government grant income relates to government grants received or receivable but for which the related expenses have not been incurred.

Included within current Other payables are liabilities to Daiichi Sankyo totalling $146m (2019:  $795m; 2018:  $nil) resulting from the collaboration agreement in relation to Enhertu entered into in March 2019 and $324m (2019: $nil; 2018: $nil) in relation to DS-1062 entered into in July 2020. Additionally, included within non-current Other payables are liabilities totalling $100m (2019:  $241m; 2018:  $nil)  as a result of the Enhertu collaboration agreement and $323m (2019: $nil; 2018: $nil) as a result of the DS-1062 collaboration agreement.

On 5 November 2020, Calquence received marketing approval in the EU, which removed all remaining conditionality in respect of the Acerta Pharma put and call options regarding the non-controlling interest (see Note 26). Based on the latest assessment of the expected timing and amount of the Acerta Pharma put option redemption, no remeasurement was required in 2020. In 2019, remeasurement of the liability resulted in an increase (2018: decrease) in the liability for the year before the effect of interest costs, with the remeasurement taken to Selling, general and administrative costs (see Note 2). In October 2019, an amendment to the share purchase and option agreement (SPOA) with the sellers of Acerta Pharma (originally entered into in December 2015) came into effect, changing certain terms of the SPOA on both the timing and also reducing the maximum consideration that would be required to be made to acquire the remaining outstanding shares of Acerta Pharma if the options are exercised. The payments would be made in similar annual instalments commencing at the earliest from 2022 through to 2024, subject to the options being exercised. The changes to the terms have been reflected in the assumptions used to calculate the amortised cost of the option liability as at 31 December 2020 of $2,297m (2019: $2,146m; 2018: $1,838m). Interest arising from amortising the liability is included within Finance Expense (see Note 3). Upon exercise of the option, the associated cash flows will be disclosed as financing activities within the Consolidated Statement of Cash Flows.

With the exception of Contingent consideration payables of $3,323m (2019:  $4,139m; 2018:  $5,106m) which are held at fair value within Level 3 of the fair value hierarchy as defined in Note 12, all other financial liabilities are held at amortised cost with carrying value being a reasonable approximation of fair value.

Contingent consideration

	2020	2019	2018
	$m	$m	$m
At 1 January	4,139	5,106	5,534
Settlements	(822)	(709)	(349)
Revaluations	(272)	(614)	(495)
Discount unwind (Note 3)	278	356	416
At 31 December	3,323	4,139	5,106

Contingent consideration arising from business combinations is fair valued using decision-tree analysis, with key inputs including the probability of success, consideration of potential delays and the expected levels of future revenues.

Revaluations of Contingent consideration are recognised in Selling, general and administrative costs and include a decrease of $51m in 2020 (2019:  $516m; 2018:  $482m) based on revised milestone probabilities, and revenue and royalty forecasts, relating to the acquisition of BMS’s share of the Global Diabetes Alliance. Discount unwind on the liability is included within Finance expense (see Note 3).

The discount rate used for the Contingent consideration balances range from 7% to 9%. The most significant Contingent consideration balance is the Global Diabetes Alliance and this is discounted at 8%.

Management has identified that reasonably possible changes in certain key assumptions, including the likelihood of achieving successful trial results, obtaining regulatory approval, the projected market share of the therapy area and expected pricing for launched products, may cause the calculated fair value of the above Contingent consideration to vary materially in future years.

The Contingent consideration balance relating to BMS’s share of Global Diabetes Alliance of $2,932m (2019:  $3,300m; 2018:  $3,983m) would increase/decrease by $293m with an increase/decrease in sales of 10% as compared with the current estimates.

The maximum development and sales milestones payable under outstanding Contingent consideration arrangements arising on business combinations are as follows:

		Nature of	Maximum future milestones
Acquisitions	Year	contingent consideration	$m
Spirogen	2013	Milestones	180
Amplimmune	2013	Milestones	150
Pearl Therapeutics	2013	Milestones	140
Almirall[1]	2014	Milestones and royalties	420

[1]

These contingent consideration liabilities have been designated as the hedge instrument in a net investment hedge of foreign currency risk arising on the Group’s underlying US dollar net investments held in non-US dollar denominated subsidiaries. Exchange differences on the retranslation of the contingent consideration liability are recognised in Other comprehensive income to the extent that the hedge is effective. Any ineffectiveness is taken to profit.

The amount of royalties payable under the arrangements is inherently uncertain and difficult to predict, given the direct link to future sales and the range of outcomes. The maximum amount of royalties payable in each year is with reference to net sales.